Exhibit 99.2

March 3, 2022 NASDAQ: ABUS www.arbutusbio.com Corporate Presentation

NASDAQ: ABUS www.arbutusbio.com Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ coronavirus strategy ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuit against Moderna ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies including uncertainties and contingencies related to the ongoing COVID - 19 pandemic and patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; the parties may never realize the expected benefits of the collaborations ; and the ongoing COVID - 19 pandemic could significantly disrupt Arbutus’ clinical development programs . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law .

Investment Highlights

Significant Unmet Medical Need in HBV	Goal of HBV Functional Cure	Broad HBV Portfolio	Coronavirus Research Initiative	Team with Antiviral Expertise & Proven Track Record	16 % Ownership in Genevant
Global HBV prevalence double that of HCV, potential for larger market opportunity	Undetectable HBV DNA and HBsAg delivered through finite duration treatment with a combination of drugs with different modes of action	HBV compounds include: RNAi; Capsid Inhibitors; PD-L1 Inhibitors; HBV RNA Destabilizer	Focused on direct acting antivirals targeting the viral polymerase and protease	Extensive knowledge gained from HIV and HCV success being applied to HBV and Coronaviruses	Rights to potential future royalties and sublicense revenues for patented LNP Technology; Filed patent infringement lawsuit against Moderna

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus

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NASDAQ: ABUS www.arbutusbio.com NASDAQ: ABUS www.arbutusbio.com Proven Leadership Team 4 Successful track records in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine , telaprevir and simeprevir William H. Collier Chief Development Officer Chief Financial Officer President and CEO David C. Hastings Gaston Picchio, PhD Michael J. Sofia, PhD Chief Scientific Officer Chief Business Officer Michael J. McElhaugh EVP, General Counsel and Chief Compliance Officer Elizabeth Howard, PhD, JD

NASDAQ: ABUS www.arbutusbio.com Pipeline 5 HBV AB - 729 single - ascending dose / multiple - ascending dose RNAi Therapeutic AB - 729 Combo trial (729 + Peg - IFNa - 2a + NA) Combo trial (729 + Vebicorvir + NA) Combo trial (729 + ATI - 2173 + NA) Combo trial (729 + VTP - 300 + NA )* Capsid Inhibitor (oral) AB - 836 AB - 836 single - ascending dose / multiple - ascending dose PD - L1 Inhibitor (oral) AB - 101 RNA destabilizer (oral) AB - 161 COVID - 19 Mpro small molecule Nsp12 viral polymerase Lead Optimization IND Enabling Phase 1 Phase 2 Phase 3 Marketed *Clinical trial to initiate in 1H 2022

NASDAQ: ABUS www.arbutusbio.com Sources : Hepatitis B Fact Sheet, WHO https://www.who.int/news - room/fact - sheets/detail/hepatitis - b Hep B Foundation link: https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign - Born Persons Living in the US by Country of Origin HBV Presents a Significant Unmet Medical Need 6 ~ 820k people die every y ear as a consequence despite the availability of effective vaccines and antivirals. >290M people are chronically infected with HBV, globally. 90M China 15M Europe 2M United States

Significant Opportunity to Improve HBV Cure Rates

HBV cures are achievable with today's SOC in **<5% of patients**. **Sustained** HBsAg and HBV DNA loss after end-of-treatment* is rare.

*undetectable HBsAg and HBV DNA 6 months after end-of-treatment accepted as a functional cure.

STANDARD OF CARE THERAPIES FOR CHRONIC HBV

	PegIFN	Entecavir	Tenofovir	New HBV Therapies
Dosing Duration	48-weeks	Chronic	Chronic	↑ rate of Undetectable HBV DNA
HBV DNA Undetectable *(<60-80 IU/ml)*	7-19%	67-90%	76-93%	+ ↑ rate of HBsAg Loss
HBsAg Loss	**~3-7%**	**~1-2%**	**~1-3%**	= HIGHER **CURES RATES**

Achievable **HBV Cure Rates** with **Current SOC**

SOC: Standard Of Care | **HBsAg:** HBV Surface Antigen | **PegIFN:** Pegylated Interferon
Source: EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG-Intron, Baraclude and Viread Package Inserts

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com
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NASDAQ: ABUS www.arbutusbio.com An HBV curative regimen would substantially increase diagnosis and treatment rates to unlock significant market growth opportunities. diagnosis Compelling Growth Opportunity in the HBV Market 8 10.5% Diagnosed 2.3% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. treatment 30M 290M chronic HBV 6.6M SOC: Standard Of Care Sources : Hepatitis B Fact Sheet, WHO https://www.who.int/news - room/fact - sheets/detail/hepatitis - b Hep B Foundation link: https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/

NASDAQ: ABUS www.arbutusbio.com 3 2 1 2 A Combination of Agents with Complementary MOA is Needed for HBV Cure HBV lifecycle illustrates key points for intervention 1. Nucleoside Analogue 2. Capsid Inhibitor 3. RNAi & RNA Destabilizer NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism of Action

NASDAQ: ABUS www.arbutusbio.com 10 Block HBsAg ▪ RNAi ▪ RNA Destabilizer Immuno - modulation ▪ PD - L1 Inhibitor ▪ Interferon ▪ Therapeutic vaccines Leading to an HBV CURE 3 - Pronged Approach to Therapeutic Success MOA: Mechanism of Action | NA: Nucleoside Analogue | HBsAg : HBV Surface Antigen Suppress viral antigens Reduce HBV DNA Boost host immune response Therapeutic success will require a combination of agents with complementary MOAs Reduce Viral Antigens Boost/Reawaken Host Immune Response 3 Block HBsAg ▪ RNAi ▪ RNA Destabilizer Suppress Viral DNA 2 Block Replication ▪ NA ▪ Capsid Inhibitor ▪ RNAi ▪ RNA Destabilizer Reduce cccDNA Pool ▪ Capsid Inhibitor 1

NASDAQ: ABUS www.arbutusbio.com AB - 729 RNAi Therapeutic 11 Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with capsid inhibitors Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies Linker GalNAc n Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx

AB-729-001 Phase 1a/1b Clinical Trial

Part 1 & 2: Single-ascending dose

AB-729 monotherapy (90mg single-dose) resulted in robust HBsAg and HBV DNA declines in HBV DNA+ patients

Part 3: Multiple Doses In cHBV Patients - Ongoing

- E: 60mg Q4W HBV DNA-
- F: 60mg Q8W HBV DNA-
- G: 90mg Q8W + TDF HBV DNA+
- I: 90mg Q8W HBV DNA-
- J: 90mg Q12W HBV DNA-
- K: 90mg Q8W HBV DNA-, HBeAg+ only

Baseline Measure*	HBV DNA-				HBV DNA+
	Cohort E† (N=7)	Cohort F (N=7)	Cohort I (N=6)^	Cohort J (N=7)	Cohort G (N=7)
Age in years, mean (range)	45.1 (33 – 63)	44.0 (31 – 59)	45.7 (38 – 54)	44.3 (35 – 61)	43.9 (34 – 50)
Male gender, n (%)	4 (57%)	4 (57%)	4 (67%)	5 (71%)	3 (43%)
BMI, mean (SD)	27.7 (5.0)	23.7 (2.2)	25.5 (3.1)	28.7 (4.8)	23.8 (4.0)
Race, n (%)					
Asian	1 (14%)	5 (71%)	5 (83%)	4 (57%)	6 (86%)
Black	0	1 (14%)	0	0	0
White	6 (86%)	1 (14%)	1 (17%)	3 (43%)	1 (14%)
ALT (U/L), mean (SD)	22.4 (10.5)	23.4 (15.2)	26.0 (10.2)	20.1 (7.2)	32.7 (15.8)
HBV eAg negative, n (%)	7 (100%)	6 (71%)°	5 (83%)	4 (57%)	7 (100%)
HBsAg (IU/mL), mean (range)	5,372 (584 – 11,761)	5,354 (667 – 18,605)	4,691 (338 – 19,017)	6,911 (309 – 25,345)	1,818 (277 – 4,723)

*Genotype not determined; †Subjects switched to AB-729 60 mg Q12W for the extension phase; ^ N = 6 due to one subject meeting exclusion criteria on Day 1 and a replacement subject receiving an incorrect dose on Day 1; both entered follow up and were excluded from the analysis; °One subject counted as HBeAg negative was identified as "HBeAg borderline" (baseline HBeAg = 0.18 IU/mL, LLOQ = 0.11 IU/mL)

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | cHBV: chronic HBV

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NASDAQ: ABUS www.arbutusbio.com HBsAg Suppression at levels <100 IU/mL Maintained up to 28 Weeks off AB - 729 Treatment 13 Cohort E AB - 729 60mg every 4 Wks + HBV DNA - patients Cohort F AB - 729 60mg every 8 Wks HBV DNA - patients ⱡ patients switched to AB - 729 60 mg Q12W after Week 20 dose *Data presented at AASLD 2021 Individual HBeAg - Individual HBeAg +

NASDAQ: ABUS www.arbutusbio.com 14 AB - 729 dosed at 90mg Q8W or Q12W Reduces HBsAg in both DNA - and DNA+ Patients Cohort I: 90mg Q8W DNA - (n=6) Cohort G: 90mg Q8W DNA+ (n=7) Cohort J: 90mg Q12W DNA - (n=7) Data presented at AASLD 2021 Key Findings: ▪ The magnitude of HBsAg suppression (1.8 - 2.0 log reduction at wk 40) was similar across both dosing intervals ▪ Some patients achieved HBsAg <100 IU/mL ▪ HBsAg reduction is sustained over time Mean Individual HBeAg - Individual HBeAg + *at time of last visit 6/6 < 100 IU/mL* 4/7 < 100 IU/mL* 5/7 < 100 IU/mL*

NASDAQ: ABUS www.arbutusbio.com Mean (SE) Baseline HBsAg Response Similar Regardless of AB - 729 Dose and Dosing Intervals to Date HBV DNA - HBV DNA+ Visit Cohort E 60mg Q4W ⱡ (n=7) Cohort F 60mg Q8W (n=7) Cohort I 90mg Q8W (n=6) Cohort J 90mg Q12W (n=7) Cohort G 90mg Q8W (n=7) Baseline 3.51 (0.20) 3.53 (0.17) 3.36 (0.23) 3.37 (0.28) 3.14 (0.14) Week 12 - 1.10 (0.15) - 1.02 (0.11) - 1.30 (0.19) - 1.06 (0.31) - 1.56 (0.32) Week 24 - 1.84 (0.16) - 1.57 (0.09) - 1.79 (0.22) - 1.56 (0.25) - 1.82 # (0.29) Week 40 - 1.84 (0.19) - 1.78 (0.10) - 1.93 (0.25) - 1.89 ^ (0.35) - 2.03 + (0.33) Week 44 - 1.81 (0.17) - 1.88 (0.13) - 2.16 (0.31) - 1.86 ^ (0.38) --- Week 48 - 1.89 (0.18) - 1.90 (0.14) --- --- --- Off Treatment (# weeks post last dose) Week 16 - 1.74 (0.20) - 1.76 (0.19) --- --- --- Week 20 - 1.61 (0.20) - 1.55* (0.28) --- --- --- Week 24 - 1.54 (0.19) --- --- --- --- 15 NOTE : Mean (SE) values presented only if n> 3 ; there are no statistically significant differences between cohorts (data not shown) ; *n= 5 ; ^n= 6 , one patient in Cohort J chose not to extend treatment ; # 6 of 7 patients had HBV DNA <LLOQ by Week 8 , the 7 th patient became <LLOQ at Week 16 ; + n= 6 Data Presented at AASLD 2021

AB-729-001 Safety Summary

- **AB-729 generally safe and well-tolerated after single and repeat doses**
- **No treatment-related SAEs or discontinuations due to AEs**
- **No treatment-related Grade 3 or 4 AEs***
- **No treatment-related Grade 3 or 4 laboratory abnormalities***
  - Grade 1 and Grade 2 ALT elevations have improved or stabilized with continued treatment
- **Injection site TEAEs were mostly mild (erythema, pain, bruising, pruritis)**
- **No clinically meaningful changes in ECGs or vital signs**

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

* 1 patient (Cohort A) with rapid decline in HBsAg of ~2.0 log10 IU/mL had an unrelated Gr 2 AE of food poisoning resulting in unrelated transient Grade 3 AEs of ALT/AST elevation (without bilirubin changes)

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NASDAQ: ABUS www.arbutusbio.com AB - 729 - 001 Clinical Trial Key Takeaways ▪ AB - 729 dosed 60mg every 4 wks and every 8 wks and 90mgs every 8 wks and 12 wks resulted in robust and comparable HBsAg declines ▪ AB - 729 monotherapy (90mg single - dose) resulted in robust HBsAg and HBV DNA declines in HBV DNA + patients ▪ Long - term dosing with AB - 729 resulted in 74% of patients reaching <100 IU/mL of HBsAg, a clinically relevant threshold which could inform when to stop all therapies ▪ HBsAg suppression at levels of <100 IU/mL maintained up to 28 weeks off AB - 729 treatment ▪ Preliminary data suggest that long - term suppression of HBsAg with AB - 729 results in increased HBV - specific immune response * ▪ AB - 729 was safe and well - tolerated through 40 - 48 weeks of dosing 17 *Data presented at EASL 2021

NASDAQ: ABUS www.arbutusbio.com ▪ Enrollment on - going in a Phase 2a combination trial with ongoing NA therapy and short courses of Peg - IFNα - 2a in cHBV patients ▪ Three Phase 2a proof - of - concept clinical collaborations are on - going or expected to initiate shortly to accelerate key combination data ▪ Assembly Biosciences, Inc. – enrolling patients in Phase 2a ▪ Antios Therapeutics, Inc. – enrollment complete in cohort with AB - 729; the majority of patients in this cohort enrolled in Ukraine, which is currently in a state of war, and they may be lost to follow - up before completing the trial. Therefore, Arbutus and Antios may report limited data on a reduced number of patients from this clinical trial. ▪ Vaccitech plc - clinical trial expected to initiate in early 2022 18 Next Steps – Combine AB - 729 with Different Compounds in Phase 2a to Inform Future Clinical Trials

Phase 2a POC Clinical Trial

AB-729 in combination with **ongoing NA therapy and short courses of Peg-IFNα-2a in cHBV patients**

n=40 stably NA-suppressed, HBeAg negative, non-cirrhotic cHBV patients

After a 24-week dosing period of AB-729 (60 mg every 8 weeks), patients will be randomized into one of 4 groups:

- A1: AB-729 + NA + weekly Peg-IFNα-2a for 24 weeks (n=12)
- A2: NA + weekly Peg-IFNα-2a for 24 weeks (n=12)
- B1: AB-729 + NA + weekly Peg-IFNα-2a for 12 weeks (n=8)
- B2: NA + weekly Peg-IFNα-2a for 12 weeks (n=8)

After completion of the assigned Peg-IFNα-2a treatment period, all patients will remain on NA therapy for the initial 24-week follow up period, and then will discontinue NA treatment if treatment stopping criteria are met

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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AB-729 Clinical Collaboration

assemblybio


Baseline
Wk 24
Wk 48
Wk 72
AB-729 + vebicorvir + NA
AB-729 + NA
vebicorvir + NA
Follow Up

Provides accelerated AB-729 combination proof-of-concept (POC) with Assembly's capsid inhibitor and a NA

Phase 2 clinical trial enrolling

n= ~60 virologically-suppressed patients with chronic HBV infection

Equal sharing of expertise and costs for this POC open-label trial

NA: Nucleoside Analogue

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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NASDAQ: ABUS www.arbutusbio.com 21 Evaluate safety, pharmacokinetics, immunogenicity and anti - viral activity of triple combination - AB - 729, VTP - 300 and an NA compared to double combinations of AB - 729 with an NA and VTP - 300 with an NA Expected to initiate clinical trial in first half of 2022 Full rights retained by the Companies of their respective product candidates and all costs split equally Assuming positive results parties intend to undertake a larger Phase 2b clinical trial POC Phase 2a clinical trial Evaluating AB - 729 in combination with Vaccitech’s immunotherapeutic, VTP - 300, and a NA AB - 729 Clinical Collaboration

NASDAQ: ABUS www.arbutusbio.com 22 AB - 729 Strategic Collaboration Goal - to bring AB - 729 to the largest HBV patient population and to tap into one of the largest and most promising healthcare markets worldwide Arbutus has received $40M upfront payment and $15M equity investment, and is eligible for up to $245M in commercialization and milestone payments and double - digit tiered royalties up to low twenties percent on annual sales Qilu Pharmaceutical – one of the leading pharmaceutical companies in China, provides development, manufacturing and commercialization expertise to this partnership Exclusive Licensing* and Strategic Partnership Develop, manufacture and commercialize AB - 729 in mainland China, Hong Kong, Macau and Taiwan *ABUS retains the non - exclusive right to develop and manufacture in the Qilu territory for exploiting AB - 729 in the rest of the world

NASDAQ: ABUS www.arbutusbio.com Novel chemical series differentiated from AB - 506 and other competitor compounds in the Class II capsid inhibitor space Leverages a novel binding site within the core protein dimer - dimer interface Improved intrinsic potency with EC50 < 10 nM Active against NA - resistant variants Potential to address known capsid resistant variants T33N and I105T Provides the potential for low dose and wide therapeutic window Demonstrates high liver concentrations in multiple species Projected to be once daily dosing Pan - genotypic Combinable with other MOA agents AB - 836 Next Generation Capsid Inhibitor Potential for increased efficacy and enhanced resistance profile relative to earlier generation capsid inhibitors 23

AB-836: Next Generation Capsid Inhibitor

	HBV DNA / 1° Mechanism				cccDNA Formation / 2° Mechanism	Human Serum Shift
Compound	HepDE19 (EC$_{50}$ µM)	HBV infected PHH (EC$_{50}$ µM)	HBV infected HepG2-NTCP-C4 (EC$_{50}$ µM)	Core I105T Mutation (EC$_{50}$ µM)	HBV infected HepG2-NTCP-C4 (HBsAg EC$_{50}$ µM)	(FC in EC$_{50}$ in 40% Human Serum)
AB-506	0.077	0.032	0.101	1.26	1.430	6x
AB-836	0.010	0.002	0.012	0.118	0.196	2x


Serum Activity
HBV DNA LOG Inhibition
(Day 7 vs Vehicle)
0
1
2
3
4
AB-506
3
10
100
(mg/kg QD)
AB-836


Liver Activity in HDI Mouse Model
HBV DNA LOG Inhibition
(Day 7 vs Vehicle)
0
1
2
3
4
AB-506
3
10
100
(mg/kg QD)
AB-836


HAP
AB-506
SBA

Unique Binding Site

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes

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NASDAQ: ABUS www.arbutusbio.com AB - 836 - 001 Phase 1a/1b Clinical Trial 25 Dose 4 125 mg Dose 3 75 mg Dose 2 30mg Dose 1 10mg Dose 5 175 mg Cohort A Cohort B Dose 5 FE 125 mg Part 1: Single Ascending Dose In Healthy Subjects Alternating Cohorts A and B n=8/cohort; 6 active: 2 placebo Part 2: Multiple Ascending Dose in Healthy Subjects Cohort C (50mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort D (100mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort E (150mg QD) x 10 days N = 10; 8 active: 2 placebo Part 3: Multiple Doses In Chronic Hepatitis B Patients Cohort F 50 mg QD x 28 days DNA + N = 12; 10 active: 2 placebo Cohort G 100 mg QD x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort H 200 mg QD x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort I (Dose TBD) + NA x 28 days DNA - N = 12; 10 active: 2 placebo Cohort J (Dose TBD) + TDF x 28 days DNA+ N = 12; 10 active: 2 placebo * ongoing * * x x x x x x x x x FE: with Food *

NASDAQ: ABUS www.arbutusbio.com Part 3: 50mg and 100mg of AB - 836 once daily for 28 days in patients with cHBV Parts 1 & 2: Single and multi - doses of AB - 836 in healthy subjects AB - 836 Phase 1a/1b Clinical Trial Preliminary Data ▪ Safety: ▪ No deaths or SAEs ▪ 1 subject (50mg once daily) discontinued on day 13 due to AE of agitation ▪ All but 3 AEs were mild (Grade 2 headache, agitation and bronchitis), one assessed as drug related (Grade 1 rash) ▪ No clinically significant abnormalities in clinical laboratory tests, ECGs, vital signs or physical exams noted. 26 ▪ Safety: ▪ No deaths or AEs ▪ 1 patient had transient increase in ALT from baseline Grade 1 to Grade 3 that resolved with continued dosing ▪ No clinical abnormalities in ECGs, vital signs or physical exams ▪ Efficacy (Cohort G - 100 mg QD): ▪ Provides robust antiviral activity - mean (SE) log10 change from baseline of - 3.1 (0.5) at Day 28 (n=4) Part 3 of the trial continues to enroll patients

NASDAQ: ABUS www.arbutusbio.com AB - 161: Next Generation Oral RNA Destabilizer We believe this approach offers potential for an oral HBsAg reducing agent and all oral combination therapy Offers a novel mechanism of action to reduce HBsAg and other viral proteins and viral RNA Next generation small molecule that circumvents non - clinical safety findings with first generation molecule 27 AB - 161 is currently in IND - enabling studies

AB-101: Oral PD-L1 Inhibitor for HBV Immune Reactivation

Rationale

- HBV immune tolerance is a critical driver of cHBV infection
- PD-1:PD-L1 checkpoint axis plays a key role in immune tolerization in cHBV
- PD-L1 expression upregulated during HBV infection
- PD-1 upregulated on HBV-specific T- and B-cells
- Inhibition associated with HBsAg loss in some cHBV patients

Small-Molecule Inhibitor Approach

- Allows controlled checkpoint blockade
- Enables oral dosing
- Designed to reduce systemic safety issues seen with Abs

AB-101

- Blocks PD-L1/PD1 interaction at sub-nM concentrations
- Activates HBV-specific immune responses in T-cells from CHB patients *in vitro*
- Novel MOA identified
- Demonstrates a robust checkpoint mediated *in vivo* effect
- Improves HBV-specific T- and B-cell responses *ex vivo*

AB-101 is currently in IND-enabling studies

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

PD-L1: Programmed death-ligand 1 | **PD-1:** Programmed death ligand protein
DAAs: Direct acting antivirals | **Abs:** Antibodies | **MOA:** Mechanism of action

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NASDAQ: ABUS www.arbutusbio.com 29 AB - 101: Small - Molecule Oral PD - L1 Inhibitor for HBV -6 -4 -2 0 0 20 40 60 80 100 Compound (Log μM) % I n t e r n a l i z a t i o n AB-101 Inactive Compound AB - 101 reduces PD - L1 on the surface of human primary myeloid cells CD14+ PBMCs N=3 Donors IC 50 = 1.9 nM AB-101  PDL1 Inactive 0 1 2 3 I F N - γ F o l d I n c r e a s e o v e r H B V p e p t i d e a l o n e * * AB - 101 reinvigorates HBV - specific cHBV patient T - cells PBMCs N= cells from 9 cHBV patients *p< - 0.05 Data presented at HepDART 2021 AB - 101 is highly potent with demonstrated activity against cells from chronic HBV patients PBMC: Peripheral Blood Mononuclear Cells

Coronavirus Strategy

Leveraging our proven expertise and capabilities in antiviral drug discovery and development




5' UTR
pp1ab
pp1b
S
M
p6
7a
7b
8b
3' UTR
Structural protein
Accessory protein
Polyprotein (pp)
Non-structural protein (nsp)
nsp1
nsp2
nsp3
nsp4
nsp5
nsp6
nsp7
nsp8
nsp9
nsp10
nsp12
nsp13
nsp14
nsp15
nsp16
1
7096

+RNA Virus

31 kb Genome

nsp5 protease & nsp12 polymerase essential enzymes for replication



COVID-19 Virus nsp5 / 3CLpro

Viral Protease
de novo design



COVID-19 Virus nsp12

Viral Polymerase
nucleos(t)ides

Arbutus Strategy

Pan-Coronavirus Focused

Long Term Commitment

Small Molecule Direct-Acting Antivirals

X-Chem/Proteros Collaboration

- Proprietary DEL library screening and structural biology for M^{PRO} inhibitor discovery
- First milestone reached; several unique compound series that inhibit nsp5 protease identified
- Advancing to lead optimization stage

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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NASDAQ: ABUS www.arbutusbio.com 2022 Key Objectives Proforma cash balance of $245M as of December 31, 2021 * , cash runway into 2Q 2024 Objective Anticipated Timing 2022 AB - 836, next generation oral capsid inhibitor: Full data set from Phase 1a/1b clinical trial in patients with chronic HBV 1H AB - 729, RNAi therapeutic: initiate a triple combination Phase 2a POC clinical trial with VTP - 300 ( Vaccitech ) and a NA 1H AB - 729: Follow - up data (long - term on - and off - treatment) from Phase 1a/1b, evaluating multiple doses and dosing schedules 1H/2H AB - 729: Initial data from Phase 2a combination trial with NA therapy and Peg - IFNα - 2a 2H AB - 729: Initial data from Phase 2a combination trial with VBR (Assembly) and a NA 2H AB - 101, oral PD - L1 inhibitor compound: complete IND - enabling studies 2H AB - 161, next generation oral RNA destabilizer: complete IND - enabling studies 2H COVID M pro : Advance clinical candidate that inhibits the SARS - CoV - 2 nsp5 main protease into IND - enabling studies 2H 31 Includes proceeds of $40M upfront payment & $15M from the sale of common stock to Qilu Pharmaceutical received in January 2022 *

NASDAQ: ABUS www.ArbutusBio.com Thank You